Exhibit 99.2
INVESTOR PRESENTATION July 10, 2007

Certain statements of expectations, plans and projections with respect to each of Graphic Packaging Corporation and Altivity Packaging, LLC, as well as the newly-formed company, including, but not limited to, statements regarding revenues, synergies, the timing of the merger transaction, results of operations, debt reduction, cash flow and accretion to reported earnings that may be realized on a standalone basis by Altivity Packaging or from the merger in this press release constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from historical experience and present expectations. These risks and uncertainties include, but are not limited to: (i) the risk that the businesses of Graphic Packaging Corporation and Altivity Packaging, LLC may not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (ii) the risk that expected synergies may not be fully realized or realized within the expected timeframe; (iii) customer or employee loss and business disruption following the merger; (iv) the risk that stockholder or regulatory approvals required to complete the transaction are not obtained, or that the merger may otherwise not be completed; (v) the risk that the use of net operating losses to offset future taxable income may be limited under the tax laws and (vi) other risks that generally affect both companies, including inflation of and volatility in raw material and energy costs, continuing pressure for lower cost products, the ability to implement business strategies and the impacts of regulatory and litigation matters. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements. Additional information regarding these and other risks is contained in Graphic Packaging Corporation's Annual Report on Form 10-K for 2006 and other filings with the Securities and Exchange Commission. Forward Looking Statements

Transaction Overview

• Transaction Structure:	Graphic Packaging and Altivity Packaging become wholly owned subsidiaries of NewCo (Graphic Packaging Holding Company or NYSE: "GPK")
• Exchange Ratio:	Each outstanding Graphic Packaging share converted into one share of GPK Affiliates of TPG contribute their equity in Altivity Packaging for shares of GPK
• Pro Forma Shares Outstanding[(1)]:	Approximately 343 million
• Ownership[(1)]:	~60% Graphic Packaging shareholders ~40% Altivity shareholders
• Transaction Value of Altivity:	$1.75 billion[(2)]
• Board:	13 members – 3 Graphic shareholder appointees (CD&R, Exor and Coors family) – 3 Altivity shareholder appointees (TPG) – 6 Independent directors – 1 David Scheible, President & CEO Board to be Chaired by John Miller (existing Graphic Chairman)
• Headquarters:	Marietta, GA
• Expected Closing:	Q4 2007

(1) Based on fully diluted shares outstanding.
(2) Reflects GPK's 30-trading day average stock price of $4.92 (as of July 5, 2007) and Altivity Packaging net debt of $1.1 billion (as of March 31, 2007).

GRAPHIC PACKAGING CORPORATION
Altivity PACKAGING
3

Leading position in paperboard packaging Beverage Consumer products Pro-forma combined 2006 sales of $4.4 billion Innovative products in microwave, Z-flute, litho-lam, heat-transfer labels, sustainable packaging Significant market reach in national and regional customer segments Approximately 15,600 employees worldwide Experienced management team Formed by merger of: Graphic Packaging Corporation Altivity Packaging, LLC (formed in August 2006 through combination of Smurfit Stone's Consumer Packaging Division and Field Container Company) Combined Company Snapshot

Enhances strong customer relationships with leading beverage and consumer products companies Creates company with significant scale, increased breadth of product offering and higher growth profile Joins two senior management teams with extensive experience in large integration efforts Projected annual gross merger synergies from the combination of Graphic Packaging and Altivity Packaging of over $90 million by 2011 with approximately 2/3rds realized by 2009 Projected incremental Altivity Packaging stand-alone cost reductions of approximately $50 million in 2007 and an additional $45 million in annual cost savings to be fully achieved by 2009 Net operating losses of $1.4 billion in the U.S. available to shield pre-tax profits Substantial projected free cash flow(1) for significant debt reduction Earnings and free cash flow(1) expected to be accretive by 2008, excluding one-time costs of achieving synergies Creates premier value-added consumer packaging company in North America Combination Will Drive Shareholder Value Free cash flow defined as net cash provided by operating activities less capital spending.

Attractive Business Mix 2006 Revenue Mix Graphic Packaging Altivity Packaging Pro Forma GPK

Long Term, Blue-Chip Customer Relationships Graphic Packaging Altivity Packaging

Market Expansion Value Added Offerings Paperboard Flexible Metal Containers Poly & Foil Paper Adjacent Labeling & Machinery Plastic Corrugated Glass & Wood Contract Adjacent Vertical Growth Packaging Market Areas of Solid Fiber Solutions Enhanced Growth Opportunities

Innovative Products and Value- Added Applications Technology Focused on Solving Customer / Consumer Needs Retail Differentiation Impulse Buy Brand Recognition Product Dispensing Drive In-Home product choice Global Growth Consumer Convenience Ease of Use Time Saving Enhanced Strength Sustainability Compression

Nationwide network of low cost manufacturing assets 47 folding carton facilities 12 multi-wall and specialty bag facilities 10 paperboard mills 6 flexible packaging facilities 5 ink manufacturing facilities 3 label facilities 3 packaging machinery manufacturing facilities Broadest converting capability in the industry Manufacturing Network Extensive network enables combined company to provide total consumer packaging solutions and better serve customers

Common Commitment to Cost Reduction Low cost paperboard mills and converting facilities Continuous Improvement programs and manufacturing initiatives yielded approximately $50 million in annual cost reductions in each of 2005 and 2006 Improved sales per employee by 13% from 2003 to 2006 Increased paperboard integration level from 50% to 75% to reduce manufacturing and transportation costs $100 million in capital spending over the last 3 years to upgrade total converting system Graphic Packaging Extensive nationwide network of paperboard and converting facilities Lean manufacturing program to be implemented across entire network by year-end 2007 On track to achieve projected cost savings of approximately $50 million in 2007 and an additional approximately $45 million of annual cost savings to be fully achieved by 2009 Altivity Packaging management expects to achieve 2007 EBITDA in excess of $200 million excluding one-time costs to achieve cost savings and other one-time expenses of an estimated $35 million Altivity Packaging

Broad-Based Synergy Opportunities $90+ million of gross synergies already identified 100% projected to be realized by Year 4 (2011) 2/3rds projected to be realized by Year 2 (2009) Operating expense reductions Supply chain procurement changes Mill optimization efforts Manufacturing process improvements Synergies Timing Opportunities

Financial Strategy Drive revenue growth through strong existing and expanded customer relationships Invest in continuous product innovations and value-added proprietary technologies Low cost production processes further benefited from ongoing cost reduction efforts and increased integration Execute on synergy opportunities created through the combination In addition to achieving Altivity Packaging and Graphic Packaging stand-alone savings through lean manufacturing and continuous improvements Utilize net operating losses of $1.4 billion in the U.S. Optimize capital structure for operating and financial flexibility Leverage-neutral transaction Committed financing already obtained Maximize cash flow generation to reduce debt and drive EPS growth Deliver superior financial returns and increase shareholder value

Q&A

Additional Information and Where to Find It In connection with the proposed transaction, Graphic Packaging Corporation expects that a newly-formed holding company will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a proxy statement of Graphic Packaging Corporation that also constitutes a prospectus of the newly-formed holding company. Graphic Packaging Corporation will mail the final proxy statement/prospectus to its stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by Graphic Packaging Corporation and the newly formed holding company with the SEC at the SEC's web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and the other documents may also be obtained for free by accessing Graphic Packaging Corporation's web site at http://www.graphicpkg.com. Participants in the Solicitation Graphic Packaging Corporation, its directors and executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Graphic Packaging Corporation stockholders in respect of the proposed transaction. You can find information about Graphic Packaging Corporation's executive officers and directors in Graphic Packaging Corporation's Annual Report on Form 10-K filed with the SEC on March 2, 2007 and definitive Proxy Statement filed with the SEC on April 18, 2007. You can obtain free copies of these documents and of the proxy statement/prospectus (if and when it becomes available) from Graphic Packaging Corporation by contacting its investor relations department. You may also obtain free copies of these documents by accessing Graphic Packaging Corporation's web site or the SEC's web site at the addresses previously mentioned. Additional Information Additional information regarding the interests of such potential participants in the solicitation will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.